Exhibit 99.1
Lehman Brothers Energy/Power Conference September 5, 2007
Bill Klesse
Chairman and CEO

Refining Fundamentals Strong as Demand Keeps Growing
U.S. Demand Global Petroleum Demand
MMBPD MMBPD MMBPD 9.4 4.3 88 Gasoline 9.2 85
4.1 9.0 83
Distillate
8.8 80 3.9
8.6 78 8.4 3.7 75
2001 2002 2003 2004 2005 2006 2007E 2001 2002 2003 2004 2005 2006 2007E
Source: U.S. Department of Energy and Valero forecast Source: Industry reports and Valero forecast
Demand growth continues despite higher prices
· 2007 U.S. gasoline up 1.3%, distillate up 3.3% YTD
· Consumers resilient — U.S. gasoline spending approximately 3% of disposable income
Higher, but half the level experienced in 1979/1980
Global petroleum demand forecasted 1.9% higher, or 1.6 million barrels per day in 2007 Good economic growth in U.S, stronger economic growth worldwide
· Consensus estimates indicate above-average growth
· Asian demand continues growing, lead by China

Asian Petroleum Demand Increasing
MBPD Asian Crude Runs
23,000
2007
22,500 22,000
2006
21,500
2005
21,000 20,500 20,000 Jan Feb Mar Apr May Jun Jul ; Aug Sep Oct Nov Dec
Source: Industry reports

New Era of Refining Filled with Challenges
Operating costs higher More stringent More refining and increasingfuel units, more specifications complicated and operations regulations Construction Growth in costs higher variety of fuels and durations and longer blendstocks
Turnarounds
Alternative taking longer, fuels costing more
U.S. more
Logistics reliant on bottlenecks imports Recurring Mixed unplanned messages refinery from outages legislatures worldwide
Refining system less flexible, supply constrained Supports margins

Spare Global Refining Capacity Expected to Remain Tight
MMBPD
3.0
Petroleum Demand Growth CDU Capacity Growth 2.5
Conversion Capacity Growth
2 2.0 (FCC, HCU) 1.5 1.0 0.5 0.0 2004 2005 2006 2007E 2008E 2009E
Source: Industry reports and Valero forecast [1] Includes capacity creep; [2]Conversion units (FCC, HCU) are primarily oriented to the production of light products
Refining conversion capacity not keeping up with demand growth

Refinery Downtime – Actual Exceeded Expectations
Total U.S. Fluidized Catalytic Cracker Outages Fall 2006 Fall 2007
MBPD Expected Actual Expected Actual (as of August 21, 2006) (as of August 23, 2007)
800 600
400 200 0 Sep-06 Oct-06 Nov-06 Sep-06 Oct-06 Nov-06 Sep-07 Oct-07 Nov-07 Sep-07 Oct-07 Nov-07 Planned + Unplanned Outages Planned Outages Source: Industry reports and Valero forecast 6

Strong Fundamentals Driving Refining Margins
Per Barrel 3/2/1 Crack Spreads
$25 Gulf Coast (WTI) East Coast (WTI) Mid-Cont (WTI)
$20
West Coast (ANS)
$15 $10 $5
$0 2001 2002 2003 2004 2005 2006 2007E
Sources: Historical data Platt’s; 2007 estimate based on historical data and Valero forecast Expect margins to remain high
· Capacity additions slow and costing much more
· New capital investment has expectations of high margins

Feedstock Discounts Favorable for Heavy Sour Refiners
Per Barrel Feedstock Discounts Estimated Quality of Reserves (2006)
$18
Maya vs. WTI $15
Mars vs. WTI $12 vs. LLS Light Sweet
20%
$9 High Acid
2%
$6
Sour 13% 66% $3 Heavy Sour $0 01 7 [20] 2002 2003 2004 2005 2006 0/0
2007YTD 8/3
Sources: Platt’s Source: Oil & Gas Journal, Company Information
Expect low-quality crude oils and Reserves mainly sour and acidic crude feedstocks to continuing pricing at wide oils for long run discounts • Substantial medium sour reserves Strong demand for light, sweet crude oil • Canadian reserves primarily heavy and sour
· More stringent fuel specifications • Sweet (but higher TAN) West African crude
· High clean-product margins incrementally oil growth should begin to decline by end of justify sweet crude pricing decade
· Russian lights – higher sulfur

Canadian Heavy Sour Crude Oil Heading to Gulf Coast
MBPD Canadian Heavy Crude Supply
2,500 Canadian heavy sour supply rapidly increasing 2,000 Forecast to grow to 1mmbpd by 2015
1,500 1,000 500
0
2007 2009 2011 2013 2015
Source: CAPP
Multiple pipeline and
logistics projects in progress
Industry has 1,250 mbpd of coking capacity in Texas and Louisiana
• Valero has 230 mbpd of Gulf Coast coking capacity

Valero’s Strategy
Improve operations
• Achieve $1 billion in annual operating income improvements over next 5 years
Energy, mechanical reliability, and other operating expenses
• Higher performance expectations
Optimize portfolio
· Sold Lima, OH refinery
· Strategic asset review
Use balanced approach to allocate cash flow
• Dividends
· Share repurchase – expect $6 billion in 2007, continuing program
· Invest in value-added, growth projects at competitively advantaged refineries
Expansion with new hydrocrackers at Port Arthur and St. Charles; Gasifier; Bottoms upgrading
• Strategic acquisitions – continue looking for quality assets that meet our strategic criteria

2008 Capital Expenditures Budget Focused on Growth Projects and Improvements
Millions
$4,700 to $5,000
Budgeted $3,500 $1,970 to $2,270 Strategic $3,200
Tier II $990 $60
Sustaining/ Other $350 $1,650
Turnarounds $1,020
$440 Regulatory $480 $580 $360 2007E 2008E 1 [1] 2008 estimated budget includes some projects not yet approved by Board of Directors 11

Major Growth Projects
IRR/ 2008 Total On- Annual Spend Cost Line EBITDA[1]
Plant Project ($mm) ($mm) Date ($mm) Description
Crude throughput expansion – 75 mbpd New coker – 45 mbpd Port Crude/Coker/ >20% New hydrocracker – 50 mbpd $300 $1,750 2010 Arthur Hydrocracker $750 New distillate hydrotreater – 15 mbpd Upgrades high sulfur vacuum gas oil to ULSD
Crude unit expansion
– 50 mbpd Coker expansion – 10 mbpd
St. Crude/Coker/ >20% $305 $1,250 2010 New hydrocracker – 50 mbpd
Charles Hydrocracker $350
Eliminates vacuum gas oil exports Balances refinery New 30 mbpd ROSE unit and 30 mbpd ROSE/ >20% hydrocracker
Quebec $125 $900 2011
Hydrocracker $320 Increases bottoms destruction and feedstock flexibility
[1]Based on average of prices for 2004 through 2006 12

Valero Working on Reliability
% Crude Unit Utilization
94 92 90 88
U.S. Average
86
Valero 84 82 80
Jan-06 Apr-06 Jul-06 Oct-06 Jan-07 Apr-07 Jul-07
Sources: DOE, Company reports
Excluding the McKee outage, main issues are
Issue Location Addressing
Fluid Cat Crackers St. Charles 2009 Memphis 2009 Coke Drums Port Arthur 2009 St. Charles 2009 Utilities and Water Aruba 2007/2008
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Using Balanced Approach to Allocate Cash
Billions Cumulative Allocations 2005-2007E Returning cash to shareholders

$15
Buybacks in 2007
• Purchased 65 milli
on shares with
$10$ 4.5 billion YTD
Net Acquisitions and • Plan to meet $6 billion commitment Growth Capital in 2007
$5
• Potential share
count reduction of
Buybacks and Dividends 15% versus 2006
$0 • Year-end estimated fully diluted
2005 2006 2007E
sha
re count of 530 million
Millions Wtd. Avg. Diluted Shares Outstanding Dividends
670 650 • Increased twice in 2006 and by 50% 630 in 2007 610 • Goal is to pay dividends in-line with 590 peer group 570 Growth projects and acquisitions 550
Debt
530
6 6 6 7 • Intend to maintain investment grade
[0] [0] [0][0] E 7E Q05 1Q 2Q 3Q 4Q06 1Q07 2Q 07 0
[4] Q 4Q rating
[3]
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Valero Energy – The Best Value in Refining
Refining Industry
Strong fundamentals support high margin environment
• Longer than Wall Street expects
Valero Energy
Geographically diversified, high conversion assets Highly liquid stock Improving operations Investing for growth in EPS and cash flow per share Focused on shareholder value Doing what we said we’d do
GOAL – Become a better positioned, better performing, and more valuable company for the long-term
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Appendix
16

Valero Operations Map



VALERO
ENERGY CORPORATION
Quebec, Canada
• 215,000 bpd capacity
Benicia, California
• 170,000 bpd capacity
Paulsboro, New Jersey
• 195,000 bpd capacity
Wilmington, California
• 135,000 bpd capacity
Delaware City, Delaware
• 210,000 bpd capacity
McKee, Texas
• 170,000 bpd capacity
Memphis, Tennessee
• 195,000 bpd capacity
Three Rivers, Texas
• 100,000 bpd capacity
Ardmore, Oklahoma
• 90,000 bpd capacity
Valero Marketing Presence
Corpus Christi, Texas
• 340,000 bpd capacity
Krotz Springs, Louisiana
• 85,000 bpd capacity
St. Charles, Louisiana
• 250,000 bpd capacity
Houston, Texas
• 130,000 bpd capacity
Texas City, Texas
• 245,000 bpd capacity
Port Arthur, Texas
• 325,000 bpd capacity
San Nicholas, Aruba
• 275,000 bpd capacity

Capacity shown in terms of crude and feedstock throughput

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Margins and Days of Supply
Gulf Coast Gasoline Margin (per bbl) Gulf Coast Diesel Margin (per bbl)
$40$ 20
$35 2007 2007 $30$ 15
2006 $25 2006
$20 $10 $15
$10$ 5 5-Yr Avg 5-Yr Avg $5 $0$ 0 Jan Apr Jul Oct Jan Apr Jul ; Oct
Source: Platts conventional unleaded 87; 2007 data through August 24 Source: Platts; 2007 data through August 24 = ULSD; Prior years data = LSD
26 Gasoline Days of Supply 38 Distillate Days of Supply
2006
25 36
2006
24 34 5-Yr Avg 5-Yr Avg 23 32 22 30
2007
21 28 2007
20 26 Jan Apr Jul Oct Jan Apr Jul ; Oct
Source: DOE; 2007 data through August 24 Source: DOE; 2007 data through August 24
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Key Initiatives for Operating Income Improvements

Mechanical Availability	Energy Efficiency	Non-Energy OPEX
PSM initiative • System wide **FCCU/MSCC revamps** • Memphis, Port Arthur, St. Charles (2009) **Coke drum / coker reliability** • Texas City (2008); Port Arthur, St. Charles, Wilmington (2009) **Boiler feedwater / utilities** • McKee, Texas City (2008); Houston, Memphis (2009); Delaware City (2010) **Sulfur plant reliability** • Quebec (2011) **Sour waste stripper reliability** • Delaware City (2009); Paulsboro (2011)	**Energy stewardship program** • System wide (2010) **Crude preheat and heater imp.** • Ardmore, Delaware City, Houston, Port Arthur, St. Charles, Texas City, Wilmington (2009); Benicia, Krotz Springs, McKee (2010); Paulsboro (2011) **Boiler replacements / imp.** • Memphis, Three Rivers (2008); Delaware City, Port Arthur (2009) **New hydrogen plants** • Corpus Christi (2008); Benicia (2010); Quebec (2011)	**Maintenance expense improvement** • System wide • PSM initiative • Improved planning • Improved efficiency **Refinery staffing** • System wide • Accounting centralization • Procurement centralization

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13,000 13,500 14,000 14,500 15,000 15,500 16,000 16,500 17,000 17,500 18,000 MBPD Jan-05 Feb-05 Sources: DOE, Valero estimatesMar-05 Apr-05 May-05 Jun-05 Jul-05 Aug-05 Sep-05 Oct-05 Nov-05 Dec-05 Non-crude CDU inputJan-06 Feb-06 Mar-06 Apr-06 May-06 Jun-06 Jul-06 Aug-06Crude Runs Sep-06Known CDU outagesU.S. Crude Runs Oct-06 Nov-06 Dec-06Non-utilized operational CDU capacity Jan-07 Feb-07 Mar-07 Apr-07 May-07Lower by End of Year Jun-07 Jul-07 Aug-07 Sep-07 Oct-07U.S. Crude Runs Expected to Be Estimated unplanned turnarounds and outagesNov-07Forecast Dec-07 20

Safe Harbor Statement
Statements contained in this presentation that state the Company’s or management’s expectations or predictions of the future are forward–looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” and other similar expressions identify forward–looking statements. It is important to note that actual results could differ materially from those projected in such forward–looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission, and available on Valero’s website at www.valero.com.
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